UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2012

Family Dollar Stores, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-6807	56-0942963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 1017, 10401 Monroe Road Charlotte, North Carolina		28201-1017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (704) 847-6961

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information contained in Item 3.03 below regarding Amendment No. 2 (as defined below) is incorporated by reference into this Item 1.01.

Item 3.03. Modifications to Rights of Security Holders.

On November 16, 2012, Family Dollar Stores, Inc. (the “Company”) and American Stock Transfer & Trust Company, LLC (the “Rights Agent”) entered into Amendment No. 2 (“Amendment No. 2”) to the Rights Agreement, dated as of March 2, 2011 (the “Original Rights Agreement”), as amended by Amendment No. 1, dated February 24, 2012 (“Amendment No. 1” and, together with the Original Rights Agreement, the “Rights Agreement”), between the Company and the Rights Agent. Amendment No. 2 accelerated the expiration of the Rights (as defined in the Rights Agreement) to November 16, 2012. As a result of Amendment No. 2, the Rights expired and the Rights Agreement terminated effective 5:00 p.m., New York City time, on November 16, 2012.

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2, a copy of which is attached as Exhibit 4.3 hereto, and is incorporated by reference herein.

A copy of the Original Rights Agreement was filed with the Securities and Exchange Commission as Exhibit 4.1 to a Form 8-K on March 3, 2011, and is incorporated by reference herein. A copy of Amendment No. 1 was filed with the Securities and Exchange Commission as Exhibit 4.2 to a Form 8-K on February 24, 2012, and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

4.1	Rights Agreement, dated as of March 2, 2011, between Family Dollar Stores, Inc. and American Stock Transfer & Trust Company, LLC, which includes the Form of Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock as Exhibit A and the Form of Right Certificate as Exhibit B (incorporated by reference to Exhibit 4.1 of Family Dollar Stores, Inc.’s Current Report on Form 8-K filed on March 3, 2011).

4.2	Amendment No. 1, dated as of February 24, 2012, to the Rights Agreement, dated as of March 2, 2011, between Family Dollar Stores, Inc. and American Stock Transfer & Trust Company, LLC (incorporated by reference to Exhibit 4.2 of Family Dollar Stores, Inc.’s Current Report on Form 8-K filed on February 24, 2012).

4.3	Amendment No. 2, dated as of November 16, 2012, to the Rights Agreement, dated as of March 2, 2011, as amended by Amendment No. 1, dated February 24, 2012, between Family Dollar Stores, Inc. and American Stock Transfer & Trust Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMILY DOLLAR STORES, INC.

Date: November 16, 2012	By:	/s/ James C. Snyder, Jr.
James C. Snyder, Jr.
Senior Vice President, General Counsel and Secretary

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